Exhibit 99

       BOOK-ENTRY-ONLY MEDIUM-TERM NOTE, DEPOSIT NOTE, OR
                      MEDIUM-TERM BANK NOTE
        (MASTER NOTE AND/OR GLOBAL CERTIFICATES) PROGRAM

                    Letter of Representations
  [To be Completed by Issuer, Issuing Agent, and Paying Agent]


                 SEARS ROEBUCK ACCEPTANCE CORP.
                        [Name of Issuer]

              THE CHASE MANHATTAN BANK  2823
       [Name and DTC Participant Number of Issuing Agent]

              THE CHASE MANHATTAN BANK  2823
        [Name and DTC Participant Number of Paying Agent]

                                                August 27, 1996

Attention: General Counsel's Office
The Depository Trust Company
55 Water Street; 49th Floor
New York, NY 10041-0099

          Re:   SEARS ROEBUCK ACCEPTANCE CORP.
                MEDIUM-TERM NOTES SERIES III
               [Description of Note Program, including, as applicable, (i) series designator; (ii) rank of indebtedness; and (iii) reference to the provision of the Securities Act of 1933, as amended, pursuant to which Note Program is exempt from registration]

Ladies and Gentlemen:

     This letter sets forth our understanding with respect to certain matters relating to the issuance by Issuer from time to time of notes under its note program described above (the "Securities"). Issuing Agent will act as issuing agent with respect to the Securities. Paying Agent will act as paying agent with respect to the Securities. The Securities will be issued pursuant to a prospectus supplement, private placement memorandum, or other such document authorizing the issuance of the Securities, dated as of August 22, 1996.

     Paying Agent has entered into a Money Market Instrument Master Note and/or Global Certificates Certificate Agreement, or a Medium-Term Note Certificate Agreement, with The Depository Trust Company ("DTC") dated as of March 10, 1989, pursuant to which Paying Agent will act as custodian of a Master Note Certificate and/or Global Certificates evidencing the Securities, when issued. Paying Agent will amend Exhibit A to such Certificate Agreement to include the note program described above, prior to issuance of the Securities.

     To induce DTC to accept the Securities as eligible for deposit at DTC and to act in accordance with its Rules with respect to the Securities, Issuer, Issuing Agent, and Paying
Agent make the following representations to DTC:

     1. All or certain issues of the Securities shall be evidenced by one Master Note Certificate, or by one or more Global Certificates for each issue, in registered form registered in the name of DTC's nominee, Cede & Co., and such Certificate or Certificates shall represent 100% of the principal amount of the Securities issued through DTC. The Master Note Certificate, if any, shall include the substance of all material provisions set forth in the appropriate DTC model Master Note for the note program described above, a copy of which previously has been furnished to Issuing Agent and Paying Agent, and may include additional provisions as long as they do not conflict with the material provisions set forth in the DTC model. If the principal amount of an issue of the Securities to be evidenced by one or more Global Certificates, if any, exceeds $200,000,000, one Global Certificate shall be issued with respect to each $200,000,000 of principal amount and an additional Global Certificate shall be issued with respect to any remaining principal amount. Paying Agent shall cause each Global Certificate to be stamped with the following legend:

          Unless this certificate is presented by an authorized representative of The Depository Trust
     Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR
     VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

     2. Issuer or Issuing Agent has obtained from the CUSIP Service Bureau a written list of approximately 900 nine-character numbers (the basic first six characters of which are the same and uniquely identify Issuer and the Securities to be issued under its note program described above). The CUSIP numbers on such list have been reserved for future assignment to issues of the Securities. At any time when fewer than 100 of the CUSIP numbers on such list remain unassigned, Issuer or Issuing Agent shall promptly obtain from the CUSIP Service Bureau an additional written list of approximately 900 such numbers.

     3. When Securities are to be issued through DTC, Issuing Agent shall give notice to Paying Agent and issuance instructions to DTC in accordance with DTC's Procedures, including DTC's Final Plan for DTC Money Market Programs, and DTC's Issuing/Paying Agent General Operating Procedures and Participant Terminal System Procedures for Medium-Term Notes (MTNs) Including Deposit Notes and Medium-Term Bank Notes (the "Procedures"), a copy of which previously has been furnished to Issuing Agent and Paying Agent. The giving of such issuance instructions, which include delivery instructions, to DTC shall constitute: (a) a representation that the Securities are issued in accordance with applicable law; and (b) a confirmation that a Master Note Certificate, or a Global Certificate (or Certificates), evidencing such Securities, in the form described in Paragraph 1, has been issued and authenticated.

     4. Issuer recognizes that DTC does not in any way undertake to, and shall not have any responsibility to, monitor or ascertain the compliance of any transactions in the Securities with any exemptions from registration under the Securities Act of 1933 or of any other state or federal securities laws.

     5. If issuance of Securities through DTC is scheduled to take place one or more days after Issuing Agent has given issuance instructions to DTC, Issuing Agent may cancel such issuance by giving a cancellation instruction to DTC in accordance with the Procedures.

     6. At any time that Paying Agent has Securities in its DTC accounts, it may request withdrawal of such Securities from DTC by giving a withdrawal instruction to DTC in accordance with the Procedures. Upon DTC's acceptance of such withdrawal instruction, Paying Agent shall reduce the principal amount of the Securities evidenced, as the case may be, by the Master Note Certificate, or by one or more Global Certificates, accordingly.

     7. In the event of any solicitation of consents from or voting by holders of the Securities, Issuer, Issuing Agent, or Paying Agent shall establish a record date for such purposes (with no provision for revocation of consents or votes by subsequent holders) and shall, to the extent possible, send notice of such record date to DTC not less than 15 calendar days in advance of such record date. If delivered by hand or sent by mail or overnight delivery, such notice shall be sent to:

               Supervisor; Proxy
               Reorganization Department
               The Depository Trust Company
               7 Hanover Square; 23rd Floor
               New York, NY 10004-2695

If sent by telecopy, such notice shall be sent to (212) 709-6896 or (212) 709-6897. Issuer, Issuing Agent, or Paying Agent shall confirm DTC's receipt of such telecopy by telephoning (212) 709-
6870.

     8. Notices of reorganization events (corporate actions) with respect to the Securities, including full or partial redemptions (calls), repayments (puts), extensions of maturities, resets of interest rates or spreads, mandatory tenders, and consolidations of individual issues, shall be given to DTC by Paying Agent in accordance with the Procedures.

     9. Paying Agent may override DTC's determination of interest and principal payment dates, in accordance with the Procedures.

     10. Notice regarding the amount of variable interest and principal payments on the Securities shall be given to DTC by Paying Agent in accordance with the Procedures.

     11. All notices sent to DTC shall contain the CUSIP number of the Securities.

     12. Paying Agent shall confirm with DTC daily by CUSIP number the face value of the Securities outstanding, and Paying
Agent's corresponding interest and principal payment obligations, in accordance with the Procedures.

     13. DTC may direct Issuer, Issuing Agent, or Paying Agent to use any other number or address as the number or address to which notices may be sent.

     14. Payments on the Securities, including payments in currencies other than the U.S. Dollar, shall be made by Paying
Agent in accordance with the Procedures.

     15. In the event that Issuer determines that beneficial owners of Securities shall be able to obtain certificated Securities, Issuer or Paying Agent shall notify DTC of the availability of certificates. In such event, Issuer or Paying Agent shall issue, transfer, and exchange certificates in appropriate amounts, as required by DTC and others.

     16. DTC may discontinue providing its services as securities depository with respect to the Securities at any time by giving reasonable notice to Issuer or Paying Agent (at which time DTC will confirm with Issuer or Paying Agent the aggregate amount of Securities outstanding by CUSIP number). Under such circumstances, at DTC's request Issuer and Paying Agent shall cooperate fully with DTC by taking appropriate action to make available one or more separate certificates evidencing Securities to any DTC Participant having Securities credited to its DTC accounts.

     17. Issuer: (a) understands that DTC has no obligation to, and will not, communicate to its Participants or to any person having an interest in the Securities any information contained in the Master Note Certificate, if any, or the Global Certificates, if any; and (b) acknowledges that neither DTC's Participants nor any person having an interest in the Securities shall be deemed to have notice of the provisions of such Certificate or Certificates by virtue of submission of such Certificate or Certificates to DTC.

     18. Issuer authorizes DTC to provide to Issuing Agent or Paying Agent listings of DTC Participants' holdings with respect to the Securities from time to time at the request of Issuing Agent or Paying Agent. Issuer authorizes Issuing Agent and Paying Agent to provide DTC with such signatures, exemplars of signatures, and authorizations to act as may be deemed necessary by DTC to permit DTC to discharge its obligations to DTC Participants and appropriate regulatory authorities.

     19. Nothing herein shall be deemed to require Issuing Agent or Paying Agent to advance funds on behalf of Issuer.

Note:                         Very truly yours,
  Schedule A contains
statements that DTC           SEARS ROEBUCK ACCEPTANCE CORP.
believes accurately                (Issuer)
describe DTC, the             By: /s/ Stephen D. Carp
method of effecting book-           (Authorized Officer's
entry transfers of securities        Signature)
distributed through DTC,
and certain related           THE CHASE MANHATTAN BANK, N.A.
matters.                           (Issuing Agent)
                              By: /s/ Tim Burke
                                    (Authorized Officer's
                                     Signature)

                              THE CHASE MANHATTAN BANK, N.A.
                                   (Paying Agent)
                              By: /s/ Tim Burke
                                    (Authorized Officer's
                                     Signature)

Received and Accepted:
THE DEPOSITORY TRUST COMPANY

By:  /s/ James Femia


                                             SCHEDULE A

                SAMPLE OFFERING DOCUMENT LANGUAGE
               DESCRIBING BOOK-ENTRY-ONLY ISSUANCE
 (Prepared by DTC--bracketed material may be applicable only to certain issues)

     1. The Depository Trust Company ("DTC"), New York, NY, will act as securities depository for the securities (the "Securities"). The Securities will be issued as fully-registered securities registered in the name of Cede & Co. (DTC's partnership nominee). One fully-registered Security certificate will be issued for [each issue of] the Securities, [each] in the aggregate principal amount of such issue, and will be deposited with DTC. [If, however, the aggregate principal amount of [any] issue exceeds $200 million, one certificate will be issued with respect to each $200 million of principal amount and an additional certificate will be issued with respect to any remaining principal amount of such issue.]

     2. DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC holds securities that its participants ("Participants") deposit with DTC. DTC also facilitates the settlement among Participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in Participants' accounts, thereby eliminating the need for physical movement of securities certificates. Direct Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is owned by a number of its Direct Participants and by the New York Stock Exchange, Inc., the American Stock Exchange, Inc. and the National Association of Securities Dealers, Inc. Access to the DTC system is also available to others such as securities brokers and dealers, banks, and trust companies that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly ("Indirect Participants"). The Rules applicable to DTC and its Participants are on file with the Securities and Exchange Commission.

     3. Purchases of Securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the Securities on DTC's records. The ownership interest of each actual purchaser of each Security ("Beneficial Owner") is in turn to be recorded on the Direct and Indirect Participants' records. Beneficial Owners will not receive written confirmation from DTC of their purchase, but Beneficial Owners are expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the Securities are to be accomplished by entries made on the books of Participants acting on behalf on Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interest in Securities, except in the event that use of the book-entry system for the Securities is discontinued.

     4. To facilitate subsequent transfers, all Securities deposited by Participants with DTC are registered in the name of DTC's partnership nominee, Cede & Co. The deposit of Securities with DTC and their registration in the name of Cede & Co. effect no change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the Securities; DTC's records reflect only the identity of the Direct Participants to whose accounts such Securities are credited, which may or may not be the Beneficial Owners. The Participants will remain responsible for keeping account of their holdings on behalf of their customers.

     5. Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect
Participants, and by Direct Participants and Indirect
Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

     [6. Redemption notices shall be sent to Cede & Co. If less than all of the Securities within an issue are being redeemed, DTC's practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.]

     7. Neither DTC nor Cede & Co. will consent or vote with respect to Securities. Under its usual procedures, DTC mails an Omnibus Proxy to the Issuer as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.'s consenting or voting rights to those Direct Participants to whose accounts the Securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).

     8. Principal and interest payments on the Securities will be made to DTC, DTC's practice is to credit Direct Participants' accounts on payable date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payment on payable date. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of such Participant and not of DTC, the Agent, or the Issuer, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of principal and interest to DTC is the responsibility of the Issuer or the Agent, and disbursement of such payments to the Beneficial Owners shall be the responsibility of Direct and Indirect Participants.

     [9. A Beneficial Owner shall give notice to elect to have its Securities purchased or tendered through its Participant, to the [Tender/Remarketing] Agent, and shall effect delivery of such Securities by causing the Direct Participant to transfer the Participant's interest in the Securities, on DTC's records, to the [Tender/Remarketing] Agent. The requirement for physical delivery of Securities in connection with a demand for purchase or a mandatory purchase will be deemed satisfied when the ownership rights in the Securities are transferred by Direct Participants on DTC's records.]

     10. DTC may discontinue providing its services as securities depository with respect to the Securities at any time by giving reasonable notice to the Issuer or the Agent. Under such circumstances, in the event that a successor securities depository is not obtained, Security certificates are required to be printed and delivered.

     11. The Issuer may decide to discontinue use of the system of book-entry transfers through DTC (or a successor securities depository). In that event, Security certificates will be printed and delivered.

     12. The information in the section concerning DTC and DTC's book-entry system has been obtained from sources that the Issuer believes to be reliable, but the Issuer takes no responsibility for the accuracy thereof.